UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of earliest event reported:     October 1, 1998
Date of  report:     October 9, 1998

COMMISSION        REGISTRANT, STATE OF INCORPORATION,          I.R.S. EMPLOYER
FILE NUMBER         ADDRESS AND TELEPHONE NUMBER             IDENTIFICATION NO.

1-1443            CENTRAL AND SOUTH WEST CORPORATION             51-0007707
                  (A Delaware Corporation)
                  1616 Woodall Rodgers Freeway
                  Dallas, Texas 75202-1234
                  (214) 777-1000

0-343             PUBLIC SERVICE COMPANY OF OKLAHOMA             73-0410895
                  (An Oklahoma Corporation)
                  212 East 6th Street
                  Tulsa, Oklahoma 74119-1212
                  (918) 599-2000







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GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

ABBREVIATION OR ACRONYM                   DEFINITION
AEP.......................................American Electric Power Company, Inc.,
                                           Columbus, Ohio
CSW.......................................Central and South West Corporation,
                                           Dallas, Texas
CSW System................................CSW and its subsidiaries

















FORWARD LOOKING INFORMATION
This report made by CSW and its subsidiaries contains forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although CSW and each of its subsidiaries believe that, in making any such statements, their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward looking statements include, but are not limited to: the impact of general economic changes in the U.S. and in countries in which CSW either currently has made or in the future may make investments; the impact of deregulation on the U.S. electric utility business; increased competition and electric utility industry restructuring in the U.S.; the impact of the proposed AEP merger including any regulatory conditions imposed on the merger, the inability to consummate the AEP merger, or other merger and acquisition activity including SWEPCO's proposed acquisition of Cajun Electric Cooperative; federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System assets; timing and adequacy of rate relief; adverse changes in electric load and customer growth; climatic changes or unexpected changes in weather patterns; changing fuel prices, generating plant and distribution facility performance; decommissioning costs associated with nuclear generating facilities; uncertainties in foreign operations and foreign laws affecting CSW's investments in those countries; the effects of retail competition in the natural gas and electricity distribution and supply businesses in the United Kingdom; and the timing and success of efforts to develop domestic and international power projects. In the non-utility area, the aforementioned factors would also apply, and, in addition, would include, but are not limited to: the ability to compete effectively in new areas, including telecommunications, power marketing and brokering, and other energy related services, as well as evolving federal and state regulatory legislation and policies that may adversely affect those industries generally or the CSW System's business in areas in which it operates.




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ITEM 5.  OTHER EVENTS
     On October 7, 1998, CSW issued a news release related to its proposed merger with AEP, which is incorporated by reference and attached as an exhibit.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits.

        Exhibit 99.1 CSW News Release dated October 7, 1998 relating to CSW and AEP merger proceedings in Oklahoma.



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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CENTRAL AND SOUTH WEST CORPORATION


Date:  October 9, 1998

                              By:  /S/ LAWRENCE B. CONNORS
                                       Lawrence B. Connors
                                       Controller


                              PUBLIC SERVICE COMPANY OF OKLAHOMA


Date:  October 9, 1998

                              By:  /S/ R. RUSSELL DAVIS
                                       R. Russell Davis
                                       Controller